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                                                                  Exhibit 10.80


                        SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement, dated as of April 8, 2003 (this "Agreement"), is entered into by and among UnitedGlobalCom, Inc., a Delaware corporation (the "Purchaser") and Liberty International B-L LLC, a Delaware limited liability company ("Seller").

                                   RECITALS

     WHEREAS, United Pan-Europe Communications N.V., incorporated and existing under the laws of the Netherlands ("UPC") filed a voluntary case under Chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330, as amended, in the United States Bankruptcy Court for the Southern District of New York (the "US Bankruptcy Court") and has proposed its
Second Amended Plan of Reorganization (the "US Plan");

     WHEREAS, the US Bankruptcy Court has approved UPC's Second Amended Disclosure Statement, dated January 7, 2003, with respect to the US Plan (the "Disclosure Statement");

     WHEREAS, the Purchaser is the majority shareholder of UPC;

     WHEREAS, Seller holds the number of Preference Shares A of UPC, nominal value E1.00 per share (the "Preference Shares") and warrants to purchase ordinary shares A of UPC, nominal value E1.00 per share (the "Ordinary Shares"), at an exercise price of E42.546 per Ordinary Share (the
"Warrants") set forth opposite its name on Schedule 1 attached hereto (collectively, the "UPC Securities"); and

     WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase the UPC Securities in exchange for shares of the Purchaser's
Class A Common Stock, par value $.01 per share (the "UGC Common Stock").

     NOW, THEREFORE, in consideration of their mutual promises made herein, and for other good and valuable consideration, receipt of which is hereby acknowledged by each party, the parties, intending to be legally bound, hereby agree as follows:

     SECTION 1. PURCHASE OF THE UPC SECURITIES. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase and the Seller agrees to sell to the Purchaser at Closing, the UPC Securities in exchange for the number of shares of UGC Common Stock set forth opposite the Seller's name on SCHEDULE 1 hereto (the "UGC Shares").

     SECTION 2. CLOSING. The consummation of the purchase and sale of the UPC Securities (the "Closing") shall take place at the offices of the Purchaser on a date mutually agreed upon between the parties, but in any event within three (3) business days


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after the satisfaction or waiver of the conditions set forth herein (such date being referred to herein as the "Closing Date"). At the Closing:

     (a) The Seller shall transfer the Preference Shares included in the UPC Securities to the Purchaser.

     (b) The Seller shall transfer title to the Warrants included in the UPC Securities to the Purchaser by delivering to the Purchaser such Warrants with an executed Assignment Form attached as Exhibit B thereto providing for the transfer of title to the Purchaser.

     (c) The Purchaser shall deliver to the Seller certificates for the UGC Shares, in such denominations and registered as the Seller shall advise the Purchaser at least two days prior to the Closing Date.

            (i) Each certificate representing the UGC Shares will contain a legend substantially to the following effect (in addition to any legends required under applicable securities laws:.

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

     SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Seller as follows:

     (a) ORGANIZATION; POWERS. The Purchaser is (i) duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite corporate power and authority to own its property and assets and (iii) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     (b) AUTHORIZATION. The execution, delivery and performance by the Purchaser of this Agreement (a) have been duly authorized by all requisite corporate action on the part of the Purchaser and (b) do not and will not
(i) violate any laws or regulations applicable to the Purchaser, the certificate or bylaws of the Purchaser or any order, judgment or decree of any court or other agency of government binding on the Purchaser, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default or event of default under any contract, lease, instrument,

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indenture, note or other agreement of or binding upon the Purchaser, (iii)
result in or require the creation or imposition of any lien upon any of the properties or assets of the Purchaser, or (iv) require any approval of stockholders or any approval or consent of any person under any contract, lease, instrument, indenture, note or other agreement of or binding upon the Purchaser, except for such approvals or consents which have been obtained on or before the date hereof or approvals or consents of which the failure to obtain would not have a material adverse effect on (1) the business, financial condition or results of operations of the Purchaser or (2) the Purchaser's ability to perform its obligations under this Agreement.

     (c) ENFORCEABILITY. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     (d) UGC SHARES. The UGC Shares to be issued pursuant to this Agreement are duly authorized and, when delivered by the Purchaser pursuant to this Agreement, will be validly issued, fully paid and nonassessable. No resolutions to make any distributions out of the equity (vermogen) of the Purchaser have been adopted, which have not been carried out.

     SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Purchaser as follows:

     (a) ORGANIZATION; POWERS. The Seller (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and (ii) has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     (b) AUTHORIZATION. The execution, delivery and performance by the Seller of this Agreement (a) have been duly authorized by all requisite corporate action on the part of the Seller and (b) do not and will not violate any laws or regulations applicable to the Seller, the certificate or bylaws of Seller or any order, judgment or decree of any court or other agency of government binding on the Seller.

     (c) ENFORCEABILITY. This Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     (d) UPC SECURITIES. The Seller owns, beneficially and of record, the aggregate number of Preference Shares and Warrants set forth opposite the Seller's name on SCHEDULE 1 attached hereto. The Seller did not grant rights to purchase or otherwise

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acquire the UPC Securities to any person other than the Purchaser. The UPC
Securities have not been encumbered with an attachment, usufruct and pledge nor have depositary receipts for the UPC Securities been issued with the Purchaser's concurrence.

     (e) ACCREDITED INVESTOR. The Seller is aware that the UGC Shares have not been registered under the Securities Act or any applicable state securities laws. Such party understands that the UGC Shares are being offered and exchanged in reliance upon an exemption from registration under the Securities Act provided by Section 4(2) of the Securities Act. The
Seller is an "Accredited Investor" as that term is defined in Rule
501(a) of the Securities Act. The UGC Shares are being acquired solely for the Seller's own account, for investment purposes only, and not for any distribution, subdivision or fractionalization thereof; and the Seller has no agreement or other arrangement, formal or informal, with any person or entity to sell, transfer or pledge any part of the UGC Shares. The Seller further understands that it must bear the economic risk of this investment for an indefinite period of time because the Seller cannot resell or otherwise transfer any part of the UGC Shares unless (i) the UGC Shares are first registered under the Securities Act and such resale or other transfer complies with all applicable state securities laws or (ii) exemptions from the requirements of the Securities Act and all applicable state securities laws are available.

     (f) ACCESS TO INFORMATION. The Seller has adequate information concerning the businesses, finances and operations, condition (financial and otherwise), results of operations, properties, plans and prospects of the Purchaser to make an informed decision regarding the sale and has independently and without reliance upon the Purchaser made its own analysis and decision to sell. The Seller has been afforded the opportunity to ask questions of the Purchaser and has received satisfactory answers to any such inquiries.

     (g) NEGOTIATED AGREEMENT. The terms of this Agreement were the result of negotiations between the Seller and the Purchaser, and the Seller was given the opportunity to review and comment upon the proposed terms of this Agreement.

     (h) DISCLOSURE STATEMENT. The Seller has received a copy of the Disclosure Statement.

     SECTION 5. Registration.

            (a) The Purchaser shall include the UGC Shares in the next shelf registration statement filed with the Commission pursuant to Rule
415 under the Securities Act of 1933, as amended (the "Act") relating to the sale of shares of UGC Common Stock by persons other than the Purchaser, or amend an existing registration statement (the "Shelf Registration Statement"), and provide for the registration of all of the UGC Shares.

            (b) Seller may not include the UGC Shares in any Shelf Registration Statement pursuant to this Agreement unless and until the Seller
(i) agrees to

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be named as a selling stockholder in the related Prospectus and to deliver a
Prospectus to purchasers and (ii) furnishes to the Purchaser in writing, within 15 days after receipt of a request therefor, certain representations and information with respect to itself and the proposed distribution by it as shall be necessary in order to assure compliance with Federal and applicable state securities laws in connection with the Shelf Registration Statement in order to have the UGC Shares included in the Shelf Registration Statement. The Seller agrees to promptly furnish additional information required to be disclosed in order to make the information previously furnished to the Purchaser by the Seller not materially misleading. The Purchaser may exclude from such registration the UGC Shares if Seller fails to furnish such information within a reasonable time after receiving such request.

     SECTION 6. CONDITIONS TO CLOSING.

     (a) CONDITIONS TO THE OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to the Seller under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

            (i) The representations and warranties of the Seller contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

            (ii) The Seller shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

            (iii) The Seller shall have executed and delivered a Deed of Purchase and Transfer substantially in the form of EXHIBIT A attached hereto.

            (iv) The Seller shall have delivered to the Purchaser the Warrants with an executed Assignment Form attached as Exhibit B thereto providing for the transfer of title to the Purchaser.

     (b) CONDITIONS TO THE OBLIGATIONS OF THE SELLER. The obligations of the Seller to the Purchaser under this Agreement is subject to the fulfillment on or before the Closing of each of the following conditions:

            (i) The representations and warranties of the Purchaser contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

            (ii) The Purchaser shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

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            (iii) The Purchaser shall have executed and delivered a Transfer
Deed substantially in the form of EXHIBIT A attached hereto.

            (iv) The Purchaser shall have delivered the certificates evidencing the UGC Shares in such denominations and registered in such names as Seller shall reasonably requested pursuant to Section 2(c).

     SECTION 7. CONFIDENTIALITY. Except as required by law (including the party's disclosure obligations under Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder and any disclosures required to be made by Purchaser in connection with the restructuring of
UPC), the Purchaser and the Seller, on behalf of themselves and their representatives, agree to keep strictly confidential all terms of this Agreement and the transactions contemplated hereby.

     SECTION 8. SPECIFIC PERFORMANCE. Each of the parties hereto acknowledges and agrees that the other parties hereto would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties hereto agrees that each of the other parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction, in addition to any other remedy to which any party hereto may be entitled, at law or in equity.

     SECTION 9. SEVERABILITY. If any provision of this Agreement shall have been determined to be unenforceable by a court of competent jurisdiction or as a result of binding arbitration, such provision shall, as to such jurisdiction, be ineffective to the extent of such unenforceability, without invalidating the remaining provisions hereof, the other provisions of this Agreement shall nonetheless remain in full force and effect, and such unenforceability in any jurisdiction shall not render unenforceable such provision in any other jurisdiction.

     SECTION 10. TIMING. Each of the parties hereto agrees that time shall be of the essence for all purposes of this Agreement.

     SECTION 11. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     SECTION 12. JURISDICTION. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the city of New York over any suit, action or proceeding arising out of or relating to this Agreement or any other documents, agreements or instruments contemplated by or referred to herein or the transactions contemplated hereby or the enforcement of any of the terms hereof of any such other documents, agreements or instruments. To the fullest extent it may

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effectively do so under applicable law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     SECTION 13. WAIVER OF JURY TRIAL. EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING UNDER OR OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING HERETO OR THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of the transactions contemplated hereby, including, and without limitation, contract claims, tort claims, breach of duty claims, and other common law and statutory claims.

     SECTION 14. EFFECTIVENESS; COUNTERPARTS. This Agreement shall become effective upon execution and delivery of a counterpart hereto by the Purchaser and the Seller. This Agreement shall be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement. Delivery of a counterpart hereof by facsimile shall be effective as delivery of a manually signed counterpart hereof.

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     IN WITNESS WHEREOF, the parties to this Agreement have executed or caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                         UNITEDGLOBALCOM, INC.


                                         By: /s/ Frederick G. Westerman III
                                             ------------------------------
                                         Name:   Frederick G. Westerman III
                                         Title:  Chief Financial Officer


                                         LIBERTY INTERNATIONAL B-L LLC


                                         By: /s/ Elizabeth M. Markowski
                                             ------------------------------
                                         Name: Elizabeth M. Markowski
                                         Title: Senior Vice President